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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 11, 1999

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
  COMMUNICATIONS & POWER INDUSTRIES HOLDING CORPORATION            COMMUNICATIONS & POWER INDUSTRIES, INC.
 (Exact name of registrant as specified in its charter)    (Exact name of registrant as specified in its charter)

                         Delaware                                                  Delaware
                (State of Incorporation)                                  (State of Incorporation)


           Commission File Number: 33-96858-01                        Commission File Number: 33-96858
                        77-0407395                                                77-0405693
         (I.R.S. employer identification number)                   (I.R.S. employer identification number)


                     607 Hansen Way                                            607 Hansen Way
            Palo Alto, California 94303-1110                          Palo Alto, California 94303-1110
                     (650) 846-2900                                            (650) 846-2900

   (Address,  including zip code, and telephone number,    (Address,  including zip code, and telephone number,
     including  area code, of  registrant's  principal       including area code, of registrant's principal
                    executive offices)                                        executive offices)
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                                       N/A
- --------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 5.  OTHER EVENTS.

     On June 11, 1999 the registrant issued a press release concerning the departure of its chief executive officer and the appointment of a new, interim chief executive officer.


ITEM 7.  FINANCIAL STATEMENTS & EXHIBITS

     (c)  Exhibits:

          99.1 Press Released dated June 11, 1999.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                COMMUNICATIONS & POWER INDUSTRIES, INC.


                                By: /s/ Lynn E. Harvey
                                    ------------------------------------
                                    Lynn E. Harvey
                                    Chief Financial Officer, Treasurer and
                                    Secretary
                                    (Principal Financial and Accounting Officer)

                                    Date: July 30, 1999



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                                INDEX TO EXHIBITS

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Exhibit No.        Description
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
   99.1       Press Released dated June 11, 1999
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